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                                                                   EXHIBIT a(22)

                                                               FILED
                                                             JUN 9 2003
                                                   SECRETARY OF THE COMMONWEALTH
                                                        CORPORATIONS DIVISION

                          ING VARIABLE PRODUCTS TRUST

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                          AND REDESIGNATION OF SERIES

                            EFFECTIVE: June 2, 2003

     The undersigned, being a majority of the trustees of ING Variable Products Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Trust's Declaration of Trust dated December 17, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

     1. The "ING VP Research Enhanced Index Portfolio" is redesignated the "ING VP Disciplined LargeCap Portfolio."

     IN WITNESS WHEREOF, the undersigned have this day signed the Certificate of Amendment of Declaration of Trust and Redesignation of Series.

/s/ Paul S. Doherty                           /s/  David W. C. Putnam
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Paul S. Doherty, as Trustee                   David W. C. Putnam, as Trustee

/s/ J. Michael Earley                         /s/ Blaine E. Rieke
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J. Michael Earley, as Trustee                 Blaine E. Rieke, as Trustee

/s/ R. Barbara Gitenstein                     /s/ John G. Turner
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R. Barbara Gitenstein, as Trustee             John G. Turner, as Trustee

/s/ Walter H. May                             /s/ Roger B. Vincent
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Walter H. May, as Trustee                     Roger B. Vincent, as Trustee

/s/ Thomas J. McInerney                       /s/ Richard A. Wedemeyer
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Thomas J. McInerney, as Trustee               Richard A. Wedemeyer, as Trustee

/s/ Jock Patton
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Jock Patton, as Trustee